OPT-SCIENCES CORPORATION
1912 Bannard Street Post Office Box 221 Riverton, New Jersey 08077-0221 (856) 829-2800
Notice of Annual Meeting of Shareholders
To Be Held on March 25, 2009
To the Shareholders of OPT-SCIENCES CORPORATION
The Annual Meeting of Shareholders of OPT-SCIENCES CORPORATION (the "Company"), will be held at 2:30 p.m. (EDST) on Wednesday, March 25, 2009 at the offices of Kania, Lindner, Lasak and Feeney, in the Sinkler Building, Suite 108, 560 E. Lancaster Avenue (at the intersection with Radnor Chester Road), St. Davids, PA 19087 to consider and act upon the following matters:
(1)
 To elect three (3) directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

(2)
 To transact such other business as may properly come before the meeting or any adjournment thereof.


Only shareholders of record on the books of the Company at the close of business on February 6, 2009 will be entitled to notice of and vote at the meeting or any adjournment thereof.
The Annual Report of the Company for the year ended November 1, 2008 is enclosed herewith.
By Order of the Board of Directors
/s/ Anderson L. McCabe Anderson L. McCabe President March 6, 2009
IMPORTANT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY


Management Information Statement For Annual Meeting of ShareholdersTo be held March 25, 2009
Management has furnished this statement to shareholders regarding matters to be voted at the Annual Meeting of Shareholders of Opt-Sciences Corporation (the "Company"). The Annual Meeting will be held at 2:30 p.m. local time on Wednesday, March 25, 2009 at the offices of Kania, Lindner, Lasak and Feeney, in the Sinkler Building, Suite 108, 560 E. Lancaster Avenue (at the intersection with Radnor Chester Road), St. Davids, PA 19087.

WE ARE NOT ASKING YOU FOR A PROXY AND WE ARE REQUESTING YOU NOT TO SEND US A
PROXY
VOTING SECURITIES AND RECORD DATE
The Common Stock ($.25 par value) is the only outstanding class of voting securities. Holders of record at the close of business of February 6, 2009 are entitled to notice of the meeting and to vote at the meeting and any adjournment thereof. At the close of business on February 6, 2009, 775,585 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the meeting of the Shareholders. Each share of Common Stock entitles the holder at the record date to one vote at the meeting.
PRINCIPAL SHAREHOLDER AND QUORUM
A Trust for the benefit of the children of Arthur J. Kania owns 510,853 shares (66% of the outstanding shares). A majority of the outstanding shares of the Common Stock of the Company, represented in person or by proxy, shall constitute a quorum at the meeting, and since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect Directors and approve such other matters to be considered by the shareholders. Dissenters' rights are not applicable to the matters being proposed. No party other than the Trust is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
Name and Address of  Amount and Nature of  Percent of Class
Beneficial Owner  Beneficial Owner
 Rose Sayen, Trustee  510,853  66%

Arthur John Kania Trust Suite 108, 560 E. Lancaster Avenue St. Davids, PA 19087 Security Ownership of Directors and Officers:
Name and Address of Amount and Nature of Percent of Class      Beneficial Owner
Beneficial Owner
 Anderson L. McCabe 1,064(1) *
P.O. Box 221
1912 Bannard Street
Riverton, N.J.  08077

 Arthur J. Kania 23,723(1) 3%
 Suite 108
560 E. Lancaster Avenue
St. Davids, PA 19087

Arthur J. Kania, Jr. 0(1) *
 Suite 108
560 E. Lancaster Avenue
St. Davids, PA 19087

 Directors and Officers 24,781(1) 3%
As a Group

*Less than 1% of the outstanding Common Stock
1. Excludes 510,853 shares (66% of the outstanding shares) owned by a Trust for the benefit of Arthur J. Kania's children and a total of 10,000 shares (1.3% of the outstanding shares) owned by separate trusts for the benefit of each of Arthur J. Kania's grandchildren. Mr. Kania has no voting power with respect to such securities and disclaims beneficial ownership in all such shares. Mr. McCabe, husband of a beneficiary of the trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J. Kania, is a beneficiary of the first aforementioned trust and father of beneficiaries of the second aforementioned trusts, but has no power to vote such shares in said trusts and is not a beneficial owner under the applicable rules.
MATTERS TO BE ACTED UPON
Election of Directors
Three (3) directors are to be elected at the Annual Meeting and those persons elected will hold office until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three. The Arthur J. Kania Trust has advised that it intends to give a proxy to Arthur J. Kania and Anderson L. McCabe to vote in favor of the Management slate of directors and in their discretion to vote in favor of such other matters that may properly come before the meeting. If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, Mr. Kania and Mr. McCabe are expected to vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.
Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next annual meeting of shareholders. There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of Management all nominees intend to serve the entire term for which election is sought.
The following persons have been nominated for election to the Board of Directors to succeed themselves in office:
Nominees(Age)  Positions with Company, Principal    Year First Became
    Occupation and Business Experience  Director of Company
    During Past Five Years (1)
Anderson L. McCabe (53) Director of the Company; President, Chief 1987 Executive Officer and Chief Financial Officer
    of the Company
Arthur J. Kania (77)  Director of the Company; Secretary  1977
of Company; Principal of Trikan
Associates (real estate ownership and management-
investment firm); Partner of Kania,
Lindner, Lasak and Feeney (law firm)
Arthur J. Kania, Jr. (53)  Director of the Company; Principal of Trikan  1987

    Associates (real estate ownership and     management-investment firm);
Vice-     President of Newtown Street Road Associates (real estate ownership and management)
1. This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. This column does not include directorships held with any of the Company's subsidiaries.
Directors will serve in such capacity until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors.
Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. Each of the nominees listed above is currently a member of the Board of Directors.
INFORMATION REGARDING OFFICERS
Anderson L. McCabe, 53 years old, is President, Chief Executive Officer and Chief Financial Officer of the Company and its manufacturing subsidiary. He graduated from the University of South Carolina in 1977 and received a B.S. in Chemical Engineering. From 1977 to 1985, he was employed by United Engineers and Constructors, Inc., a subsidiary of Raytheon Corporation as Process Engineer with managerial responsibilities. In 1986 he became President of the Company. He is a registered professional engineer.
Arthur J. Kania, 77 years old, is the Secretary of the Company and its manufacturing subsidiary. He is not active in the day-to-day operations of either the Company or its manufacturing subsidiary. Mr. Kania's principal occupations during the past five years have been as Principal of Trikan Associates (real estate ownership and management - investment firm); as a partner of the law firm of Kania, Lindner, Lasak and Feeney.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers (as defined in the SEC regulations) and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely on a review of copies of such reports of ownership furnished to us, or representations that no forms were necessary, Management believes that, during the past fiscal year, the officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements during Fiscal Year 2008.
THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
Audit Committee and Audit Committee Financial Expert
Our Board of Directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors. Our Board of Directors does not have an independent director. Our Board of Directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the Board of Directors believes that each of its members has the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee member should have for a business such as the Company.
Board Meetings; Nominating and Compensation Committees
Given the size of the Company and its Board of Directors, much of its decision making is made through telephone calls and intermittent informal meetings; when formalization is necessary, the Board conducts formal meetings or acts by written consent. In Fiscal 2008, there were two Board Meetings attended by all Directors. Our directors and officers do not receive remuneration from us unless approved by the Board of Directors. No such payment shall preclude any director from serving us in any other capacity and receiving compensation therefor. A total of $7,500 has been paid to each director for services as director during the last fiscal year.
We are not a "listed company" under SEC rules and are therefore not required to have a compensation committee or a nominating committee. We do not currently have a compensation committee. Our Board of Directors is currently comprised of only three members, one of whom acts as Chief Executive Officer and Chief Financial Officer.
REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth on an accrual basis for the fiscal years shown, the remuneration of the sole compensated executive officer of the Company. Summary Compensation Table
(a)  (b)  (c)  (d)  (e)  (f)
Name and  All Other
Principal  Fiscal  Salary  Bonus  Compensation  Total
Position  Year  ($)  ($)  ($)  ($)
Anderson L.
McCabe President, CEO, CFO, Treasurer  2008 2007  125,000 118,750  25,000
25,000  12,624* 11,130**  162,624 154,880
and Director

* Includes directors fee of $7,500 and Company matching contribution to 401(K) Plan of $5,124.
** Includes directors fee of $7,500 and Company matching contribution to 401(K) Plan of $3,630. DIRECTOR COMPENSATION FOR FISCAL YEAR 2008
Cash Compensation
Name  Annual  Meeting  Consulting  Other
Retainer  Fees  Fees  Fees
Anderson L. McCabe  $7,500  $0  $0  $0
Arthur J. Kania  $7,500  $0  $0  $0*
Arthur J. Kania, Jr.  $7,500  $0  $0  $0

* See Certain Transactions and Relationships below.
OPTIONS/SAR GRANTS/OTHER LONG TERM COMPENSATION
The Company did not grant stock awards, stock options or stock appreciation rights during Fiscal Year 2008, nor does it have any of such rights outstanding from prior years. The Company does not provide non equity incentive plan compensation or non qualifying deferred compensation.
CERTAIN TRANSACTIONS AND FAMILY RELATIONSHIPS AMONG OFFICERS AND DIRECTORS Arthur J. Kania is the father of Arthur J. Kania, Jr. and the father-in-law of Anderson L. McCabe. Those individuals constitute the Board of Directors. Anderson L. McCabe is the sole executive officer. Rose Sayen, an employee of Arthur J. Kania, is the Trustee of the Arthur J. Kania Trust, which is the principal shareholder of the Company.
During Fiscal year 2008, we incurred legal fees of $45,000 to the firm of Kania, Lindner, Lasak and Feeney, of which Arthur J. Kania is the Senior partner. Mr. Kania does not share or participate in fees generated from the Company.
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
Goff, Backa, Alfera & Company, LLC has acted as independent certified public accountants for the Company since 2004. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any member thereof has any direct financial interest or any material indirect interest in the Company. We do not expect a representative of Goff, Backa, Alfera & Company, LLC to be present at the Meeting or to be available for questioning at the Meeting.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
Type  2008  2007
Audit Fees:  $32,202  $28,468
Review of Schedule 14C filing:  $  -0- $  -0-
Tax Fees  $  -0- $  -0-
Other Fees  $  -0 $  -0
Total  $32,202  $28,468
(1)  AUDIT FEES

The aggregate fees billed or accrued for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-KSB (17 CFR 249.308a) or 10-QSB (17 CFR 249.308b) or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $32,202 for the Fiscal Year ended November 1, 2008 and $28,468 for the Fiscal Year ended October 27, 2007.
(2)
AUDIT-RELATED FEES

There were no fees billed in either of the last two fiscal years for audit related matters rendered by the principal accountant.

(3)
OTHER FEES


There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
ANNUAL REPORT ON FORM 10-KSB
The 2008 Annual Report of the Company, which includes consolidated financial statements for the fiscal year ended November 1, 2008, accompanies this information statement.
Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Annual Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-KSB for fiscal year 2008 as filed with Securities and Exchange Commission. Requests for this report should be directed to Anderson L. McCabe, President, Opt-Sciences Corporation, 1912 Bannard Street, Post Office Box 221, Riverton, New Jersey, 08077-0221.
The Company is an electronic filer with the S.E.C. The SEC maintains an internet site that contains periodic reports, information statements, and other information filed electronically by the Company. The address of that web site is http://www.sec.gov. The Company also provides a link to all its current SEC Filings at its Internet web site: http://optsciences.com.
STOCKHOLDER PROPOSALS
Any qualified Shareholder desiring to have his proposal included on the Company's information statement for the annual meeting to be held in the Year 2010 must submit such proposal in writing to the Company no later than September 30, 2009.
OTHER MATTERS
Management does not know of any other business which is likely to be brought before the 2009 Annual Meeting. However, in the event that other matters properly come before the 2009 Annual Meeting, they will be acted upon accordingly.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more shareholders. The Company will undertake to deliver promptly upon written or oral request, a separate copy of this Information Statement to a Shareholder at a shared address to which the Company has delivered a single copy of the Information Statement. If a Shareholder wishes to notify the Company that he or she wishes to receive a separate copy of this Information Statement, the Shareholder may contact the President of the Company at (856)- 829-2800 or at 1912 Bannard Street, Post Office Box 221, Riverton, NJ 08077-0221. A Shareholder may also use the above telephone number or mailing address to notify the Company that Shareholders sharing an address request delivery of a single copy of this Information Statement if they are receiving multiple copies of this Information Statement.
Important Notice Regarding the Availability of the Notice of Shareholders Meeting to be Held on March 25, 2009, Management Information Statement and Annual Report to Shareholders: The Notice of Shareholders Meeting, the Management Information Statement and the Annual Report to Shareholders is available at the Company's website: http://optsciences.com.
By Order of the Board of Directors
Anderson L. McCabe President Riverton, New Jersey March 6, 2009